GOVERNMENT GRANTS	12 Months Ended
Dec. 31, 2021
Government Grants
GOVERNMENT GRANTS

30.	GOVERNMENT GRANTS

The Company has tax benefits related to ICMS granted by the state governments as follows: Programa de Desenvolvimento Industrial e Comercial de Mato Grosso (“PRODEIC”), Programa de Desenvolvimento do Estado de Pernambuco (“PRODEPE”) and Fundo de Participação e Fomento à Industrialização do Estado de Goiás (“FOMENTAR”). Such incentives are directly associated to the manufacturing facilities operations, job generation and to the economic and social development.

For the year ended December 31, 2021, the government grants totaled R$147,463 (R$153,762 for the year ended December 31, 2020), which were registered in the statement of income (loss) as Net sales, Cost of sales and Other operating income (expenses), net, according to the nature of each grant.